UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

Bat Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 104, No. 33 Section D,

No. 6 Middle Xierqi Road,

Haidian District, Beijing, China

(Address of Principal Executive Offices)

+86 (010) 59441080

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2020, Bat Group, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 13,585,806 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 10,053,271 shares. At the Annual Meeting, the following proposals were voted on:

1.	That the following constitutes the number of votes voted with respect to the following persons as Directors of Bat Group, Inc.

	FOR	AGAINST	WITHHELD	ABSTAIN
JIAXI GAO	5,671,260	0	3,979	0
JIALIN CUI	5,667,870	0	7,369	0
KECEN LIU	5,667,870	0	7,369	0
RENMEI OUYANG	5,672,251	0	2,988	0
WEICHENG PAN	5,672,251	0	2,988	0
QUN XIE	5,672,251	0	2,988	0
SIYUAN ZHU	5,667,845	0	7,394	0

Accordingly, each such person has been duly elected as a Director to hold such office until the 2021 Annual Meeting of Stockholders or until his successor is elected and shall qualify.

2.	That the following constitutes the number of shares voted with respect to the ratification of Friedman LLP serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2020.

FOR	AGAINST	WITHHELD	ABSTAIN
9,993,166	60,104	0	1

Accordingly, Friedman LLP has been ratified to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2020.

3.	To approve, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of 15,000,000 shares of common stock (“Common Stock”), par value $0.001 per share in connection with the private placement of shares of Common Stock to certain non-U.S. investors pursuant to certain Securities Purchase Agreements dated January 22, 2020 (the “SPAs”).

FOR	AGAINST	WITHHELD	ABSTAIN
5,670,618	4,515	0	106

Accordingly, the issuance of Common Stock pursuant to certain SPAs has been authorized and approved.

4.	To approve the issuance of shares of Common Stock issuable upon the conversion of certain convertible notes and exercise of certain warrants pursuant to certain Securities Purchase Agreement dated January 22, 2020 (the “Note Offering SPA”)

FOR	AGAINST	WITHHELD	ABSTAIN
5,670,792	4,362	0	85

Accordingly, the issuance of Common Stock upon the conversion of certain convertible notes and exercise of certain warrants pursuant to certain Note Offering SPA has been authorized and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAT GROUP, INC.

Date: March 2, 2020	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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